UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2017
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CONVERGYS CORPORATION
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	1-14379 (Commission File Number)	31-1598292 (IRS Employer Identification No.)
201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)		45202 (Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Former name or former address, if changed since last report: Not applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The disclosures contained in “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K and Exhibit 10.1 to this Current Report on Form 8-K are incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On January 4, 2017, Convergys Corporation, an Ohio corporation (the “Company”), entered into Amendment No. 10 (the “Amendment”) to the Company’s existing Receivables Purchase Agreement (the “Agreement”) with Convergys Funding Inc., a Kentucky corporation and a wholly-owned bankruptcy remote subsidiary of the Company, Wells Fargo Bank, N.A., individually as a Purchaser and as Administrative Agent (“Wells Fargo”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Purchaser and as Gotham Group Agent (“BTMU”), and Gotham Funding Corporation, as a Purchaser (together with BTMU, the “Gotham Group”), to (i) extend the termination date for the Purchasers’ commitments under the Company’s accounts receivable securitization facility to January 3, 2020 for Wells Fargo and, subject to extension in accordance with the Agreement, January 3, 2018 for the Gotham Group, (ii) increase the purchase limit thereunder to $225 million, and (iii) make certain other conforming, clarifying or otherwise immaterial amendments thereto.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 2.03 by reference.
The Amendment contains representations and warranties that were made by the parties thereto for purposes of the Amendment. These representations and warranties were made as of specific dates, are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of the Amendment, may be subject to contractual standards of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. The Amendment is not intended to be and should not be relied upon as a source of factual, business or operational information about the Company beyond information regarding the legal relationships between the parties to the Amendment.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:
Exhibit No.    Description

10.1
Amendment No. 10 to Receivables Purchase Agreement, dated as of January 4, 2017, by and among Convergys Corporation, Convergys Funding Inc., Wells Fargo Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and Gotham Funding Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By: /s/ Jarrod B. Pontius
Jarrod B. Pontius
General Counsel and
Chief Administrative Officer

Date: January 6, 2017

EXHIBIT INDEX

Exhibit No.    Description

10.1
Amendment No. 10 to Receivables Purchase Agreement, dated as of January 4, 2017, by and among Convergys Corporation, Convergys Funding Inc., Wells Fargo Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and Gotham Funding Corporation.

4